UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2025
PLAYBOY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
PLBY Group, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 24, 2025, PLBY Group, Inc. filed a Certificate of Amendment (the “Amendment”) to its Second Amended and Restated Certificate of Incorporation (as amended, the “Charter”) with the Secretary of State of the State of Delaware to change its name (the “Name Change”) to “Playboy, Inc.” (the “Company”) and increase the number of its shares of authorized common stock, par value $0.0001 per share (the “Common Stock”), from 150,000,000 to 400,000,000 (the “Authorized Share Increase”). Pursuant to the Amendment, the Name Change and the Authorized Share Increase became effective as of 12:01 a.m. Eastern Time on June 25, 2025. As previously disclosed by the Company, the Amendment to effect the Name Change and the Authorized Share Increase was approved by the Company’s stockholders at the Company’s 2025 annual meeting of stockholders held on June 16, 2025. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Neither the Name Change nor the Authorized Share Increase affects the rights of the Company’s stockholders, and stockholders do not need to take any action in connection with the Name Change or the Authorized Share Increase. There were no changes to the Charter other than to reflect the Name Change and the Authorized Share Increase. The Company’s Common Stock will continue to trade on the Nasdaq Global Market under the symbol “PLBY”, and no change has been made to the CUSIP number for the Common Stock.

In connection with the Amendment, on June 24, 2025, the Company’s Board of Directors (the “Board”) approved the further amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Second A&R Bylaws”) solely to reflect the Name Change. No other changes were made pursuant to the Second A&R Bylaws. The Second A&R Bylaws became effective as of June 25, 2025. A copy of the Second A&R Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

In addition, on June 24, 2025, the Board approved the amendment and restatement of the Company’s 2021 Equity and Incentive Compensation Plan (as so amended and restated, the “A&R 2021 Plan”) solely to reflect the Name Change. No other changes were made to the A&R 2021 Plan. The A&R 2021 Plan became effective as of June 25, 2025. A copy of the A&R 2021 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01    Other Events.
On June 25, 2025, the Company issued a press release announcing the Name Change. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company, effective as of June 25, 2025
3.2	Second Amended and Restated Bylaws of the Company, effective as of June 25, 2025
10.1	Amended and Restated 2021 Equity and Incentive Compensation Plan of the Company, effective as of June 25, 2025
99.1	Press Release, dated June 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2025	PLAYBOY, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary